Exhibit 99.1

STONEMOR INC. REPORTS SECOND QUARTER FINANCIAL RESULTS

BENSALEM, PA – August 10, 2021 – StoneMor Inc. (NYSE: STON) (“StoneMor” or the “Company”), a leading owner and operator of cemeteries and funeral homes, today reported operating and financial results for the second quarter ended June 30, 2021.  Investors are encouraged to read the Company’s quarterly report on Form 10-Q when it is filed with the Securities and Exchange Commission (the “SEC”), which will contain additional details, and will be posted at www.stonemor.com.

SECOND QUARTER FINANCIAL PERFORMANCE

•

Revenues for the second quarter were $83.0 million compared to $66.6 million in the second quarter in the prior year. Six-month revenues were $161.3 million compared to $131.7 million in the prior year period.

•

Cemetery segment operating income for the second quarter was $14.7 million compared to $7.4 million in the second quarter in the prior year, representing an increase of $7.2 million. Six-month cemetery segment operating profit was $26.3 million compared to $12.6 million in the prior year period, representing an increase of $13.7 million.

•

Funeral home segment operating income for the second quarter was $1.2 million compared to $1.0 million in the second quarter in the prior year, representing an increase of $0.2 million. Six-month funeral home segment operating profit was $2.8 million compared to $2.4 million in the prior year period, representing an increase of $0.4 million.

•

Corporate overhead expense increased to $9.5 million in the second quarter compared to $8.8 million in the second quarter in the prior year. Six-month corporate overhead expense increased to $19.1 million compared to $17.3 million in the prior year period.

•	Second quarter operating income was $4.1 million, compared to an operating loss of $0.6 million in the second quarter in the prior year.
•	Second quarter net loss from continuing operations was $36.2 million compared to $8.8 million in the second quarter in the prior year.
•	Second quarter adjusted EBITDA was $32.1 million compared to $15.1 million in the second quarter in the prior year.

Joe Redling, StoneMor’s President and Chief Executive Officer said, “The second quarter continued to build upon the momentum from the second half of 2020 and the first quarter of 2021, with top-line revenue growth of 25% and more than a $17 million increase in our adjusted EBITDA year-over-year.  We continue to deliver strong cemetery sales production results, with 26% growth in pre-need cemetery sales production.”

LIQUIDITY UPDATE

As of June 30, 2021, the Company had $107.0 million of cash, including $16.6 million of restricted cash, and $391.4 million of total debt.

“We have made great progress towards our previously announced guidance targets for organic growth in our trusts and unlevered free cash flow,” said Jeff DiGiovanni, StoneMor’s Senior Vice President and Chief Financial Officer. “For the six-months ended June 30, 2021, we generated $58 million in trust growth and $26 million in unlevered free cash flow, against $50 million and $40 million annual targets, respectively. This is a testament to the success of our transformation plan and the hard-work of every member of the StoneMor team.”

Redling added, “While the successful execution of our turnaround strategy was an important step, it was only the first phase of the StoneMor transformation.  We are on the right trajectory and have the tools and team in place to execute on the next phase of our transformation – which is already in full force – a continued focus on growth.”

CONFERENCE CALL INFORMATION

StoneMor will conduct a conference call to discuss this news release today, August 10, 2021 at 4:30 p.m. Eastern Time.  The conference call can be accessed by calling (877) 221-6399.  No reservation number is necessary; however, due to the on-going pandemic, it is advised that interested parties access the call-in number 5 to 10 minutes prior to the scheduled start time to avoid delays.  StoneMor will also host a live webcast of this conference call.  Investors may access the live webcast via the Investors page of the StoneMor website www.stonemor.com under Events & Presentations.

About StoneMor Inc.

StoneMor Inc., headquartered in Bensalem, Pennsylvania, is an owner and operator of cemeteries and funeral homes in the United States, with 301 cemeteries and 70 funeral homes in 24 states and Puerto Rico. StoneMor’s cemetery products and services, which are sold on both a pre-need (before death) and at-need (at death) basis, include: burial lots, lawn and mausoleum crypts, burial vaults, caskets, memorials, and all services which provide for the installation of this merchandise. For additional information about StoneMor Inc. please visit StoneMor’s website, and the investors section, at http://www.stonemor.com.

CONTACT

Investor Relations

StoneMor Inc.

(215) 826-4438

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this press release, including, but not limited to, information regarding continued implementation of the Company’s transformation, are forward-looking statements. Generally, the words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “predict” and similar expressions identify these forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are based on management’s current expectations and estimates. These statements are neither promises nor guarantees and are made subject to certain risks and uncertainties that could cause actual results to differ materially from the results stated or implied in this press release. StoneMor’s major risks are related to uncertainties associated with current business and economic disruptions resulting from the ongoing coronavirus pandemic, including the effect of government regulations issued in connection therewith, its ability to identify, and negotiate acceptable agreements with, sellers of additional properties, uncertainties associated with the cash flow from pre-need  and at-need sales, trusts and financings, which may impact StoneMor’s ability to meet its financial projections and service its debt, as well as with StoneMor’s ability to maintain an effective system of internal control over financial reporting and disclosure controls and procedures.

When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in StoneMor’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the other reports that StoneMor files with the Securities and Exchange Commission, from time to time. Except as required under applicable law, StoneMor assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This release includes certain non-GAAP financial measures, including adjusted EBITDA and unlevered free cash flow, which are intended as supplemental measures of the Company’s performance that are not required by or presented in accordance with GAAP. All business results presented in this release are not prepared in accordance with Article 11 of Regulation S-X.

Management uses these non-GAAP measures internally to evaluate and manage the Company’s operations and to better understand its business because they facilitate a comparative assessment of the Company's operating performance relative to its performance based on results calculated under GAAP. These non-GAAP measures also isolate the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company's operations and underlying operational performance. The Compensation, Nominating and Governance Committee of the Company’s board of directors also uses certain of these measures to evaluate management's performance and set its compensation. The Company believes that these non-GAAP measures also provide useful information to investors regarding certain financial and business trends relating to the Company’s financial condition and operating results and facilitate an evaluation of the financial performance of the Company and its operations on a consistent basis. Providing this information therefore allows investors to make independent assessments of the Company’s financial performance, results of operation and trends while viewing the information through the eyes of management.

These non-GAAP measures are subject to limitations. The non-GAAP measures presented in this release may not be comparable to similarly titled measures used by other companies because other companies may not calculate one or more in the same manner. Additionally, the non-GAAP performance measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements; do not reflect changes in, or cash requirements for, working capital needs; and do not reflect interest expense, or the requirements necessary to service interest or principal payments on debt. Further, our historical adjusted results are not intended to project our adjusted results of operations or financial position for any future period. To compensate for these limitations, management presents and considers these non-GAAP measures in conjunction with the Company’s GAAP results; no non-GAAP measure should be considered in isolation from or as an alternative to net income, earnings per share or any other measure determined in accordance with GAAP. Readers should review the reconciliations included below, and should not rely on any single financial measure to evaluate the Company’s business.

A reconciliation of each non-GAAP measure to the most directly comparable GAAP measure is set forth below (in thousands):

EBITDA AND ADJUSTED EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net loss from continuing operations	$(36,245)	$(8,798)	$(41,458)	$(23,570)
Income tax benefit	(9,736)	(3,492)	(11,412)	(2,204)
Interest expense	9,977	11,729	20,450	23,082
Depreciation and amortization	2,027	2,293	4,129	4,607
EBITDA	(33,977)	1,732	(28,291)	1,915
Loss on debt extinguishment	40,128	—	40,128	—
Loss on sale of business and other impairments	2,220	—	2,220	—
Other gains	(69)	—	(69)	—
Cost of lots sold	2,257	1,547	3,651	2,843
Non-cash stock compensation	508	352	1,013	727
Change in deferred revenues	23,054	13,229	45,652	19,663
Change in deferred selling and obtaining costs	(2,027)	(1,790)	(4,229)	(2,968)
Adjusted EBITDA	$32,094	$15,070	$60,075	$22,180

UNLEVERED CASH PROVIDED BY OPERATING ACTIVITIES AND UNLEVERED FREE CASH FLOW

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net cash (used in) provided by operating activities	$(6,198)	$6,439	$(1,567)	$1,201
Cash interest payments	22,502	6,660	31,141	13,675
Unlevered cash provided by operating activities	16,304	13,099	29,574	14,876
Less: cash paid for capital expenditures	1,587	1,718	3,361	3,791
Unlevered free cash flow	$14,717	$11,381	$26,213	$11,085

STONEMOR INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share and per share data)

	June 30,	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents, excluding restricted cash	$90,398	$39,244
Restricted cash	16,575	20,846
Accounts receivable, net of allowance	58,661	57,869
Prepaid expenses	6,911	5,290
Assets held for sale	—	28,575
Other current assets	15,178	16,884
Total current assets	187,723	168,708

Long-term accounts receivable, net of allowance	76,599	75,301
Cemetery property	296,529	299,526
Property and equipment, net of accumulated depreciation	80,392	83,496
Merchandise trusts, restricted, at fair value	544,268	501,453
Perpetual care trusts, restricted, at fair value	326,958	312,228
Deferred selling and obtaining costs	120,229	116,900
Deferred tax assets	7	9
Intangible assets, net	54,559	55,094
Other assets	24,924	22,248
Total assets	$1,712,188	$1,634,963

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued liabilities	$45,943	$51,718
Liabilities held for sale	—	23,406
Accrued interest	4,722	95
Current portion, long-term debt	1,859	317
Total current liabilities	52,524	75,536

Long-term debt, net of deferred financing costs	389,559	320,715
Deferred revenues	1,013,653	949,164
Deferred tax liabilities	18,127	29,652
Perpetual care trust corpus	326,958	312,228
Other long-term liabilities	42,776	40,081
Total liabilities	1,843,597	1,727,376
Commitments and contingencies

Stockholders' equity:
Common stock, par value $0.01 per share, 200,000,000 shares authorized, 117,964,891 and 117,871,141 shares issued and outstanding, respectively	1,180	1,178
Paid-in capital in excess of par value	(84,221)	(85,232)
Accumulated deficit	(48,368)	(8,359)
Total stockholders' equity	(131,409)	(92,413)
Total liabilities and stockholders' equity	$1,712,188	$1,634,963

STONEMOR INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenues:
Cemetery:
Interments	$22,906	$16,467	$43,425	$31,226
Merchandise	17,787	14,591	34,069	28,969
Services	17,698	16,551	34,979	31,578
Investment and other	13,737	9,254	26,635	19,887
Funeral home:
Merchandise	5,449	4,825	11,422	10,211
Services	5,404	4,913	10,764	9,832
Total revenues	82,981	66,601	161,294	131,703
Costs and Expenses:
Cost of goods sold	12,435	9,269	23,619	18,683
Cemetery expense	18,090	17,229	36,251	34,177
Selling expense	14,776	12,206	28,983	24,257
General and administrative expense	10,650	9,130	20,843	18,645
Corporate overhead	9,534	8,756	19,075	17,257
Depreciation and amortization	2,027	2,293	4,129	4,607
Funeral home expenses:
Merchandise	1,478	1,364	3,139	2,700
Services	4,477	4,425	9,138	8,819
Other	3,239	2,490	6,258	5,250
Total costs and expenses	76,706	67,162	151,435	134,395

Loss on sale of business and other impairments	(2,220)	—	(2,220)	—
Other gains	69	—	69	—
Operating income (loss)	4,124	(561)	7,708	(2,692)
Interest expense	(9,977)	(11,729)	(20,450)	(23,082)
Loss on debt extinguishment	(40,128)	—	(40,128)	—
Loss from continuing operations before income taxes	(45,981)	(12,290)	(52,870)	(25,774)
Income tax benefit	9,736	3,492	11,412	2,204
Net loss from continuing operations	(36,245)	(8,798)	(41,458)	(23,570)
Discontinued operations (Note 2):
Income from operations of discontinued businesses	860	4,884	1,449	28,659
Income tax expense	—	—	—	—
Net income from discontinued operations	860	4,884	1,449	28,659
Net (loss) income	$(35,385)	$(3,914)	$(40,009)	$5,089

Net loss from continuing operations per common share (basic)	$(0.31)	$(0.09)	$(0.35)	$(0.25)
Net income from discontinued operations per common share (basic)	0.01	0.05	0.01	0.30
Net (loss) income per common share (basic)	$(0.30)	$(0.04)	$(0.34)	$0.05

Net loss from continuing operations per common share (diluted)	$(0.31)	$(0.09)	$(0.35)	$(0.25)
Net income from discontinued operations per common share (diluted)	0.01	0.05	0.01	0.30
Net (loss) income per common share (diluted)	$(0.30)	$(0.04)	$(0.34)	$0.05
Weighted average number of common shares outstanding - basic	117,956	97,572	117,933	96,022
Weighted average number of common shares outstanding - diluted	117,956	97,572	117,933	96,022

STONEMOR INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Six Months Ended June 30,
	2021	2020
Cash Flows From Operating Activities:
Net (loss) income	$(40,009)	$5,089
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Cost of lots sold	3,651	2,843
Depreciation and amortization	4,169	4,793
Provision for bad debt	3,519	3,807
Non-cash compensation expense	1,013	727
Loss on debt extinguishment	40,128	—
Non-cash interest expense	3,160	10,506
Loss (gain) on sale of businesses	1,353	(28,951)
Other gains	(69)	—
Payment-in-kind interest premium	(18,440)	—
Changes in assets and liabilities:
Accounts receivable, net of allowance	(11,522)	(8,234)
Merchandise trust fund	(17,378)	(2,242)
Other assets	(2,942)	4,746
Deferred selling and obtaining costs	(4,229)	(2,968)
Deferred revenues	45,652	19,663
Deferred taxes, net	(11,523)	(2,340)
Payables and other liabilities	1,900	(6,238)
Net cash (used in) provided by operating activities	(1,567)	1,201
Cash Flows From Investing Activities:
Cash paid for capital expenditures	(3,361)	(3,791)
Proceeds from divestitures	6,578	48,336
Net cash provided by investing activities	3,217	44,545
Cash Flows From Financing Activities:
Proceeds from issuance of Series A Preferred Stock	—	8,800
Proceeds from issuance of Common Stock	—	8,200
Proceeds from borrowings	404,433	2,639
Repayments of debt	(329,294)	(53,572)
Principal payment on finance leases	(796)	(749)
Early redemption premium	(18,478)	—
Cost of financing activities	(10,632)	(4,236)
Shares repurchased related to share-based compensation	—	(35)
Net cash provided by (used in) financing activities	45,233	(38,953)
Net increase in cash, cash equivalents and restricted cash	46,883	6,793
Cash, cash equivalents and restricted cash—Beginning of period	60,090	56,767
Cash, cash equivalents and restricted cash—End of period	$106,973	$63,560
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$31,141	$13,675
Cash paid during the period for income taxes	1,989	—
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$961	$1,611
Operating cash flows from finance leases	166	225
Financing cash flows from finance leases	796	749
Non-cash investing and financing activities:
Accrued paid-in-kind interest on 2024 Notes	$—	$7,077